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                        VANGUARD(R) SMALL-CAP INDEX FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 26, 2002


Effective July 1, 2002, the Small-Cap Index Fund has switched from a sampling method of indexing to the replication method. Accordingly, rather than investing in a representative sample of securities included in the Russell 2000 Index, the Fund will now hold each security found in the Index in about the same proportion as represented in the Index itself.












(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS40 072002